SEVENTH AMENDMENT
                                       TO
                           FIRST AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                        1500 WOODLAWN LIMITED PARTNERSHIP

      THIS SEVENTH AMENDMENT ("Amendment") to the First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership is made and entered into as of the ___ day of ________, 2003 by and among (i) WOODLAWN INVESTMENT GROUP, INC., a Delaware corporation, as General Partner ("General Partner" or "Woodlawn"), and (ii) MFA WOODLAWN, INC., STEVEN M. PEER TRUST, REGENCY AFFILIATES, INC., a Delaware corporation ("Regency"), MARVIN H. GREEN III TRUST, ("Green"), MARVIN PRICE, FIREFLY CIRCLE INVESTMENT LIMITED PARTNERSHIP, a Virginia limited partnership and CONRAD CAFRITZ FAMILY TRUST #2 (the "Cafritz Trust"), as Limited Partners.

                                   WITNESSETH:

      WHEREAS, on November 20, 1986, Woodlawn, as General Partner, executed a Certificate of Limited Partnership ("Certificate") forming 1500 Woodlawn Limited Partnership (the "Partnership") as a limited partnership under the laws of the State of Delaware, and recorded such Certificate on the 21st day of November, 1986 among the partnership records of the Office of the Secretary of State of the State of Delaware ("Partnership Records"), and amended said Certificate by that certain First Amended Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of February 10, 1987 and filed among the Partnership Records on the 13th day of February, 1987, and further amended said Certificate by that certain Second Amended Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of November 22, 1988 and filed among the Partnership Records as of December 5, 1988;

      WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, and Stephen F. Twohig entered into that certain Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 20, 1986;

      WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, Stephen F. Twohig and Skopbank (Cayman), Ltd. ("Cayman") entered into that certain First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 22, 1988 (the "A/R Agreement") in order to admit Cayman to the Partnership and to amend and restate the agreement of the parties; and

      WHEREAS, the parties amended the A/R Agreement by that certain First Amendment to 1500 Woodlawn Limited Partnership Limited Partnership Agreement dated as of December 30, 1988 in order to recognize the reallocation of percentage interests in the Partnership, by that certain Corrective First Amendment to First Amended and Restated Agreement of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of December 30, 1988 correcting certain errors in the First Amendment, by that certain Second Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of April 1, 1990 in order to admit Sherrier Place Limited Partnership and Klingle Street Investment Limited Partnership to the Partnership, by that certain Third Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated August 20, 1990 in order to modify the distribution formula for Net Cash Flow and to restrict the authority of the General Partner, by that certain Fourth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated December 14, 1990 in order to further restrict the authority of the General Partner, by that certain Fifth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to make certain changes required in connection with certain financing to be obtained by the Security Partnership and by that certain Sixth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to admit the Cafritz Trust to the Partnership.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. All capitalized terms not specifically defined herein shall have the meanings given in the A/R Agreement, as amended.


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

      2. Article II of the A/R Agreement, as amended, is hereby amended to add the following defined terms:

      "GSA Lease" means the lease of the Property to the United States of America, acting by and through the General Services Administration, pursuant to that certain U.S. Government Lease for Real Property No. GS-03B-40131, as amended and supplemented from time to time.

      "Financing" means the long-term financing to be obtained by US SSA, LLC, to be evidenced by, among other things, an Amended and Restated Loan Agreement by and between US SSA, LLC and Federal Funding Group, LLC, pursuant to which US SSA, LLC will obtain a loan from Federal Funding Group, LLC, which loan will be sold by Federal Funding Group, LLC to U.S. Bank, N.A., as trustee of U.S. Government Social Security Building Lease Finance Trust - 2003, which trust will issue its Federal Lease-Backed Pass-Through Certificates, Series 2003.

      "Loan Documents" means the instruments, certificates, agreements and documents as shall be necessary or appropriate in connection with the Financing.

      Article II of the A/R Agreement, as amended, is further amended to delete the definition of the defined term "Loan."

      3. Article III of the A/R Agreement, as amended, is hereby amended and restated in full to read as follows:

                                   ARTICLE III

                         PURPOSES, POWER AND LIMITATIONS

      Section 3.01. Purposes.

      The Partnership is organized for the following purposes:

            (a) to act as the general partner of the Security Partnership;

            (b) as general partner of the Security Partnership, to execute, deliver and perform the Loan Documents which the Security Partnership is contemplated to become a party and such other agreements and instruments to which the Partnership is permitted under the Loan Documents to become a party; and


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

            (c) to engage in any activity and exercise any power permitted to limited partnerships under the Act, and to exercise any and all powers authorized or permitted under any law that may now or hereinafter be applicable or available to the Partnership, to the extent that any such activities and exercise of powers are incident to and in connection with any of the foregoing or are necessary or convenient to accomplish any of the foregoing.

      In no event shall the foregoing provisions of this Section 3.01 be construed to limit the ability of the Partnership, on behalf of the Security Partnership, to negotiate and enter into amendments, modifications, extensions or replacements with respect to the GSA Lease, or any new or replacement financing with respect to the Property, provided that the same is applicable only to periods following the payment in full of the Financing.

      Section 3.02. Independent Participant.

      The following provisions are inserted herein for the management of the
Partnership:

            (a) The Partnership shall at all times have an "Independent Participant" as a member of the boards of directors of its general partner. The Independent Participant shall have no right to vote on, approve or consent with respect to, and no vote, approval or consent of the Independent Participant shall be required with respect to, any matter before such general partner's board of directors, except as specifically set forth in Article III hereof. An "Independent Participant" shall be an individual who is not, and has not been at any time during the preceding five years, and shall not, prior to the repayment of the Financing become (i) a direct, indirect, legal or beneficial holder of any direct or indirect equity interest in the Partnership or any of its affiliates; (ii) a creditor, supplier, employee, officer, director (other than Independent Participant), manager, contractor, lender, borrower, or affiliate of the Partnership, any direct or indirect partner thereof, or any affiliate thereof; (iii) a person who controls (whether directly, indirectly or otherwise) the Partnership (except pursuant to such Independent Participant's rights hereunder) or any of its affiliates or any person listed in clause (ii); or (iv) member of the immediate family of a person referred to in clauses (i), (ii) or
(iii) above.

            (b) The Partnership shall at all times that any amounts are due and owing under or with respect to the Financing conduct its business and affairs so as to cause the Partnership to be a Single-Purpose Entity, as defined below.


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

            (c) For purposes hereof, the term "Single-Purpose Entity" shall mean a corporation, limited partnership or limited liability company that meets the following requirements:

                        (i) was organized solely for the purposes set forth in
                  Section 3.01;

                        (ii) has not and will not engage in any business
                  unrelated to its business, as set forth in Section 3.01;

                        (iii) has not and will not have any assets other than
                  those assets related to the conduct of its business as set forth under Section 3.01;

                        (iv) except as otherwise expressly permitted by the Loan
                  Documents, has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interests, or amendment of this Agreement;

                        (v) has as its general partners only entities which are
                  Single-Purpose Entities as defined herein and in the Loan Documents and has at least one direct or indirect general partner which is a corporation that has at least one Independent Participant on its board of directors;

                        (vi) has not and will not fail to correct any known
                  misunderstanding regarding the separate identity of such entity;

                        (vii) without the unanimous consent of all of its
                  partners and all of the members of the board of directors of the general partner of the Partnership (including the Independent Participant), has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest: (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (C) make any assignment for the benefit of such entity's creditors, except in connection with the Loan Documents; or
                  (D) take any action that might cause such entity to become insolvent;


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

                        (viii) has maintained and will maintain its accounts,
                  books, records and financial statements, accounting records and other entity documents separate from any other Person;

                        (ix) has maintained and will maintain its books,
                  records, resolutions and agreements as official records;

                        (x) has not and will not commingle its funds or assets
                  with those of any other entity and will maintain separate bank accounts in its own name;

                        (xi) has held and will hold its assets in its own name;

                        (xii) has conducted and will conduct its business in its
                  name and has, maintains and uses its own stationery and invoices, which distinguish it from any other Person;

                        (xiii) has paid and will pay its own liabilities out of
                  its own funds and assets;

                        (xiv) has observed all partnership formalities
                  including, without limitation: (A) holding all partners' meetings as are required under applicable law and this Agreement, giving proper notice of such meetings as required under applicable law and this Agreement; and (B) complying with all other meetings and formalities as required under applicable law and/or this Agreement;

                        (xv) has maintained and will maintain an arms-length
                  relationship with its affiliates;

                        (xvi) has no debt other than debt incurred in the
                  ordinary course of business and which does not, at any time, exceed, in the aggregate, $10,000;


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

                        (xvii) has not and will not assume or guarantee or
                  become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;

                        (xviii) will not acquire obligations or securities of
                  its partners;

                        (xix) has allocated and will allocate fairly and
                  reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks;

                        (xx) has not and will not pledge its assets for the
                  benefit of any other Person;

                        (xxi) has held and identified itself and will hold
                  itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person;

                        (xxii) has not made and will not make loans to any
                  Person;

                        (xxiii) has not and will not identify its partners or
                  any affiliates of any of them as a division or part of it;

                        (xxiv) will dissolve only upon the bankruptcy of the
                  general partner thereof;

                        (xxv) has not entered and will not enter into or be a
                  party to, any transaction with its partners or its affiliates;

                        (xxvi) has paid and will pay the salaries of its own
                  employees from its own funds; and

                        (xxvii) has maintained and will maintain adequate
                  capital in light of its contemplated business operations.

      Section 3.03. Limitations.

      Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Partnership, the Partnership shall not, without the affirmative vote of 100% of the partners of the Partnership and the affirmative consent of all of the members of the board of directors of its general partner (including the Independent Participant) do any of the following:


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

            (a) engage in any business or activity other than those set forth in
Section 3.01 hereof;

            (b) incur any indebtedness, or assume or guaranty, any indebtedness of any other entity other than: (i) fees and expenses to its professional advisors and counsel; (ii) indebtedness where the person to whom the indebtedness is owing has delivered to the Partnership an undertaking that it will not institute against, or join any other person in instituting against the Partnership any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all amounts due and owing with respect to the Financing are paid in full, or look to property or assets of the Partnership in respect of such obligations and that such obligations shall not constitute a claim against the Partnership in the event that the Partnership's assets are insufficient to pay in full such obligations; and (iii) other trade indebtedness incurred in the ordinary course of business not exceeding $10,000.00 at any one time outstanding, on account of incidentals or services supplied or furnished to the Partnership and which is paid within forty-five
(45) days of the date incurred.

            (c) dissolve or liquidate, in whole or in part, consolidate or merge, with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

            (d) acquire all or substantially all of the assets or capital stock or other ownership interest of any other company, partnership or entity, other than the Security Partnership; and

            (e) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it or file, or consent to, a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Partnership or any substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take action in furtherance of any such action; provided, however, that if there shall not be an Independent Participant as required pursuant to Section 3.02(a) hereof then in office and acting, a vote upon any matter set forth above shall not be taken unless and until such an Independent Participant shall have been duly elected and voting.


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

      4. Section 4.01 of the A/R Agreement, as amended, is amended by replacing the date "December 31, 2031" where it appears in such Section with the date "December 31, 2070." Section 4.01 of the A/R Agreement, as amended, is further amended by inserting the phrase ", unless a replacement General Partner assumes the duties and obligations of the General Partner hereunder" at the end of clauses (a) and (b) of such Section.

      5. Section 7.01 of the A/R Agreement, as amended, is hereby amended and restated in full to read as follows:

      Section 7.01. Management of the Partnership.

            (a) The General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership to the best of its ability, and to do any and all acts and things necessary, proper or convenient to carry out the purposes of the Partnership, in accordance with and subject to the provisions of Article III hereof.

            (b) Without limiting the general grant of authority contained in clause (a) above, the General Partner shall have the specific authority:

                        (i) subject to the limitations contained in Article III,
                  to engage in transactions in which the General Partner has an actual or potential conflict of interest with the Limited Partners or the Partnership; and

                        (ii) to execute, deliver and perform, in the name of the
                  Partnership and the Security Partnership, each and all of the Loan Documents and the other agreements and instruments to which the Partnership is a party.

      6. Section 7.04(f)(iv) and Section 7.06(b) of the A/R Agreement, as amended, are hereby amended by replacing the phrase "the documents evidencing the Loan" with the phrase "the Loan Documents."

      7. Section 7.04(f)(vi) and Section 15.07 of the A/R Agreement, as amended, are hereby amended by replacing the word "Loan" with the word "Financing."


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

      8. Section 7.07 of the A/R Agreement, as amended, is hereby deleted.

      9. The following is hereby inserted at the end of Section 9.02(a):

            Anything to the contrary in this Agreement notwithstanding, no Partner may assign his or its interest in the Partnership to any Person, and no Partner shall suffer the direct or indirect owner of any interest in such Partner to assign such direct or indirect interest to any Person, if such assignment would violate the Loan Documents.

      10. The Partners hereby approve, ratify and confirm the Partnership's execution and delivery of the Security Partnership Agreement, the Ninth Amendment thereto of even date herewith (the "Ninth Amendment") and the eight
(8) prior amendments to the Security Partnership Agreement dated as of March 12, 1987, November 22, 1988, January 1, 1989, August 20, 1990, November 17, 1994,
November 17, 1994, June 24, 1998 and April 8, 2003.

      11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one original agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the said counterpart.

      12. This Amendment shall be governed in all respects by the laws of the State of Delaware (but not including the choice of law rules thereof).

      13. Except as hereby expressly modified, the A/R Agreement, as amended, shall otherwise be unchanged, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.


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

            IN WITNESS WHEREOF, each of the undersigned has executed or has caused this Amendment to be duly executed on its behalf as of the day and year first above written

                                         GENERAL PARTNER:

WITNESS:                                 WOODLAWN INVESTMENT GROUP, INC.

                                         By:
-------------------------------              -----------------------------------
                                             Conrad Cafritz
                                             President


                                         LIMITED PARTNERS:

WITNESS:                                 MFA WOODLAWN, INC.

                                         By:
-------------------------------              -----------------------------------
                                             Stephen F. Twohig
                                             President


WITNESS:                                 REGENCY AFFILIATES, INC.

                                         By:
-------------------------------              -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


WITNESS:                                 MARVIN H. GREEN III TRUST

                                         By:
-------------------------------              -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


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

WITNESS:                                 STEVEN M. PEER TRUST

                                         By:
-------------------------------              -----------------------------------
                                             Edward S. West, Trustee

WITNESS:

                                         ---------------------------------------
                                         MARVIN PRICE


WITNESS:                                 FIREFLY CIRCLE INVESTMENT LIMITED
                                         PARTNERSHIP

                                         By: Cafritz Family Trust #2, general
                                             partner

                                         By:
-------------------------------              -----------------------------------
                                             Conrad Cafritz
                                             Trustee


WITNESS:                                 CONRAD CAFRITZ FAMILY TRUST #2

                                         By:
-------------------------------              -----------------------------------
                                             Conrad Cafritz, Trustee